                                                                    EXHIBIT 99.1


         Mortgage Loans consist of the Group I Mortgage Loans, which consist of fixed-rate and adjustable-rate, first lien, fully-amortizing residential mortgage loans with principal balances that conform to Fannie Mae loan limits, and the Group II Mortgage Loans, which consist of fixed-rate and adjustable-rate, first and second lien, fully-amortizing residential mortgage loans with principal balances that generally do not conform to Fannie Mae loan limits. The Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and an aggregate principal balance as of the Subsequent Cut-off Date of approximately $1,999,995,140. All of the Mortgage Loans are secured by first or second mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens or second liens on one- to four- family residential properties consisting of attached or detached one- to four- family dwelling units, individual condominium units and manufactured housing (each, a "Mortgaged Property"). As of the Subsequent Cut-off Date, the Mortgage Loans consist of approximately 14,008 Mortgage Loans. Approximately 98.17% of the Mortgage Loans are secured by first liens on the related Mortgaged Property, and approximately 1.83% of the Mortgage Loans are secured by second liens on the related Mortgaged Property.

         Each Mortgage Loan accrues interest at the fixed-rate or adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Approximately 7.34% of the Mortgage Loans are fixed-rate Mortgage Loans that have Mortgage Rates that are fixed for the life of the related Mortgage Loan.

         Approximately 92.66% of the Mortgage Loans are adjustable-rate Mortgage Loans. Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that adjusts from time to time as described below. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Mortgage Loans will occur within an initial period of six months, in the case of approximately 0.61% of the Mortgage Loans, two years, in the case of approximately 88.03% of the Mortgage Loans, three years, in the case of approximately 11.12% of the Mortgage Loans and five years, in the case of approximately 0.24% of the Mortgage Loans. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Index (as defined below) and a related fixed percentage amount (the "Gross Margin").

         With respect to the adjustable-rate Mortgage Loans, the "Index" is the average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published in the Western Edition of The Wall Street Journal. If the Index becomes unpublished or is otherwise unavailable, the Master Servicer will select an alternative index which is based upon comparable information.

         The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease or increase on the first related Adjustment Date by more than a stated percentage specified in the related mortgage note on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage specified in the related mortgage note on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The adjustable-rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.237% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding scheduled principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 84.56% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months, and that will in no event exceed 60 months, from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period.

         Approximately 40.98% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100%, and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.10%.

         All of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

The Group I Mortgage Loans

         The Group I Mortgage Loans consist of approximately 11,923 Mortgage Loans and have an aggregate principal balance as of the Subsequent Cut-off Date of approximately $1,377,995,415. All of the Group I Mortgage Loans are secured by first liens on the related Mortgaged Property.

         Approximately 6.79% of the Group I Mortgage Loans are fixed-rate Mortgage Loans, and approximately 93.21% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans. The first adjustment for the adjustable-rate Group I Mortgage Loans will occur within an initial period of six months, in the case of approximately 0.46% of the Group I Mortgage Loans, two years, in the case of approximately 87.18% of the Group I Mortgage Loans, three years, in the case of approximately 12.22% of the Group I Mortgage Loans and five years, in the case of approximately 0.14% of the Group I Mortgage Loans. The adjustable-rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.259% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum.

         Approximately 85.78% of the Group I Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

         Approximately 43.15% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 90.00%, and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.80%.

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 358 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to October 1, 1999 or after June 1, 2002 or will have a remaining term to maturity of less than 117 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2032.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $115,672. The average Principal Balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $115,616. No Group I Mortgage Loan had a Principal Balance as of the Subsequent Cut-off Date greater than $478,036 or less than $17,491.

         The Group I Mortgage Loans that had credit scores had a weighted average credit score of approximately 558. The credit scores for the Group I Mortgage Loans ranged from a minimum credit score of 413 to a maximum credit score of 801. 330 of the Group I Mortgage Loans did not have a credit score, which represent approximately 2.13% of the Group I Mortgage Loans.

         The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date of not less than 6.550% per annum and not more than 13.000% per annum as of the Subsequent Cut-off Date and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 10.118% per annum as of the Subsequent Cut-off Date.

         As of the Subsequent Cut-off Date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from 4.740% to 7.000%, Minimum Mortgage Rates ranging from 6.550% per annum to 13.000% per annum and Maximum Mortgage Rates ranging from 12.550% per annum to 20.000% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.989%, a weighted average Minimum Mortgage Rate of approximately 10.109% per annum and a weighted average Maximum Mortgage Rate of approximately 16.113% per annum. The first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group I Mortgage Loan occurred in February 2001, and the weighted average time until the first Adjustment Date for the adjustable-rate Group I Mortgage Loans following the Subsequent Cut-off Date is approximately 24 months.

         The Group I Mortgage Loans have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

              Principal Balances as of the Subsequent Cut-off Date
                        of the Group I Mortgage Loans(1)

                                                                                                   % of Aggregate
                                                                      Principal Balance           Principal Balance
                                               Number of            Outstanding as of the       Outstanding as of the
        Principal Balance ($)                Mortgage Loans        Subsequent Cut-off Date     Subsequent Cut-off Date
        ---------------------                --------------        -----------------------     -----------------------
      0.01  -   50,000.00..........                1,274               $   51,689,712.58                   3.75%
 50,000.01  -  100,000.00..........                4,708                  348,520,268.56                  25.29
100,000.01  -  150,000.00..........                2,819                  347,954,832.02                  25.25
150,000.01  -  200,000.00..........                1,695                  293,427,064.24                  21.29
200,000.01  -  250,000.00..........                1,017                  226,578,503.24                  16.44
250,000.01  -  300,000.00..........                  390                  102,720,169.53                   7.45
300,000.01  -  350,000.00..........                   11                    3,500,219.56                   0.25
350,000.01  -  400,000.00..........                    5                    1,804,071.57                   0.13
400,000.01  -  450,000.00..........                    2                      868,113.64                   0.06
450,000.01  -  500,000.00..........                    2                      932,459.63                   0.07
                                                 -------               -----------------                 ------
     Total..........................              11,923               $1,377,995,414.58                 100.00%
                                                 =======               =================                 ======

----------
(1) The average principal balance as of the Subsequent Cut-off Date of the Group I Mortgage Loans was approximately $115,616. The principal balances of all of the Group I Mortgage Loans conform to Fannie Mae loan limits.


           Original Terms to Maturity of the Group I Mortgage Loans(1)

                                                                                                   % of Aggregate
                                                                     Principal Balance            Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
        Original Term (months)               Mortgage Loans       Subsequent Cut-off Date      Subsequent Cut-off Date
        ----------------------               --------------       -----------------------      -----------------------
120................................                    2               $      113,585.43                   0.01%
180................................                  123                    8,032,321.33                   0.58
240................................                   24                    1,972,255.33                   0.14
360................................               11,774                1,367,877,252.49                  99.27
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======

----------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 358 months.

          Remaining Terms to Maturity of the Group I Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
       Remaining Terms (months)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
       ------------------------              --------------         -----------------------      -----------------------
111 - 120..........................                    2               $      113,585.43                   0.01%
151 - 160..........................                    1                       31,625.71                   0.00
171 - 180..........................                  122                    8,000,695.62                   0.58
231 - 240..........................                   24                    1,972,255.33                   0.14
331 - 340..........................                    3                      128,870.70                   0.01
341 - 350..........................                    3                      308,383.67                   0.02
351 - 360..........................               11,768                1,367,439,998.12                  99.23
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======

----------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months.


                  Property Types of the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
            Property Type                    Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
            -------------                    --------------         -----------------------      -----------------------
Single Family......................                8,827               $1,024,118,345.01                  74.32%
2-4 Units..........................                  532                   78,916,522.82                   5.73
Condominium........................                  551                   64,542,117.81                   4.68
Townhouse..........................                   20                    1,411,664.13                   0.10
PUD(1).............................                  706                  103,906,004.04                   7.54
Manufactured Housing...............                1,287                  105,100,760.77                   7.63
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.



                Occupancy Status of the Group I Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
           Occupancy Status                  Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
           ----------------                  --------------         -----------------------      -----------------------
Second Home........................                   83               $    9,222,452.90                   0.67%
Non-owner Occupied.................                  832                   83,715,412.07                   6.08
Owner Occupied.....................               11,008                1,285,057,549.61                  93.26
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.

                      Purpose of the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
               Purpose                       Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
               -------                       --------------         -----------------------      -----------------------
Purchase...........................                4,505               $  485,852,591.65                  35.26%
Cash Out Refinance.................                5,569                  678,126,583.47                  49.21
Refinance..........................                1,849                  214,016,239.46                  15.53
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======


         Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                                Number of             Outstanding as of the        Outstanding as of the
   Original Loan-to-Value Ratio (%)          Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
   --------------------------------          --------------         -----------------------      -----------------------
   5.0001  -  10.0000................                  1               $       29,964.68                   0.00%
  10.0001  -  15.0000................                  5                      319,954.44                   0.02
  15.0001  -  20.0000................                  8                      489,364.87                   0.04
  20.0001  -  25.0000................                 17                    1,173,986.50                   0.09
  25.0001  -  30.0000................                 23                    1,674,700.07                   0.12
  30.0001  -  35.0000................                 39                    2,878,830.43                   0.21
  35.0001  -  40.0000................                 52                    4,768,109.59                   0.35
  40.0001  -  45.0000................                 80                    7,606,891.38                   0.55
  45.0001  -  50.0000................                144                   13,067,701.71                   0.95
  50.0001  -  55.0000................                157                   15,907,301.48                   1.15
  55.0001  -  60.0000................                278                   28,966,331.91                   2.10
  60.0001  -  65.0000................                573                   62,623,915.95                   4.55
  65.0001  -  70.0000................                848                   96,592,477.88                   7.01
  70.0001  -  75.0000................              1,149                  132,318,362.82                   9.60
  75.0001  -  80.0000................              3,637                  414,981,412.17                  30.12
  80.0001  -  85.0000................              3,846                  438,013,258.11                  31.79
  85.0001  -  90.0000................              1,066                  156,582,850.58                  11.36
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======

----------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 78.79%.

               Geographic Distribution of the Mortgaged Properties
                   relating to the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
               Location                      Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
               --------                      --------------         -----------------------      -----------------------
Alabama............................                  194               $    14,494,134.33                  1.05%
Alaska.............................                   13                     1,780,544.56                  0.13
Arizona............................                  314                    33,664,037.77                  2.44
Arkansas...........................                   61                     4,684,273.83                  0.34
California.........................                2,213                   368,128,350.79                 26.72
Colorado...........................                1,025                   147,015,972.16                 10.67
Connecticut........................                   48                     6,172,314.56                  0.45
Delaware...........................                    8                       772,651.57                  0.06
District of Columbia...............                    5                       708,257.77                  0.05
Florida............................                  517                    49,909,561.56                  3.62
Georgia............................                  116                    12,438,756.52                  0.90
Hawaii.............................                   14                     2,100,188.62                  0.15
Idaho..............................                   51                     5,031,635.70                  0.37
Illinois...........................                  517                    60,328,910.49                  4.38
Indiana............................                  194                    14,470,436.73                  1.05
Iowa...............................                  105                     7,732,785.50                  0.56
Kansas.............................                   54                     4,339,576.29                  0.32
Kentucky...........................                   38                     2,795,559.19                  0.20
Louisiana..........................                  168                    12,180,409.27                  0.88
Maine..............................                   18                     1,809,274.68                  0.13
Maryland...........................                   80                     9,732,374.78                  0.71
Massachusetts......................                  205                    33,438,657.18                  2.43
Michigan...........................                  512                    47,826,853.29                  3.47
Minnesota..........................                  114                    12,725,797.18                  0.92
Mississippi........................                  142                     9,253,577.72                  0.67
Missouri...........................                  341                    25,838,852.75                  1.88
Montana............................                   59                     6,854,598.98                  0.50
Nebraska...........................                  189                    14,678,035.30                  1.07
Nevada.............................                  148                    17,692,664.51                  1.28
New Hampshire......................                   27                     3,125,598.05                  0.23
New Jersey.........................                  115                    17,549,940.16                  1.27
New Mexico.........................                  112                    10,483,222.27                  0.76
New York...........................                  242                    37,279,256.47                  2.71
North Carolina.....................                  594                    49,949,686.79                  3.63
North Dakota.......................                    6                       376,968.27                  0.03
Ohio...............................                  399                    32,988,240.88                  2.39
Oklahoma...........................                  136                     9,313,751.44                  0.68
Oregon.............................                  288                    35,845,116.02                  2.60
Pennsylvania.......................                   94                     8,429,889.49                  0.61
Rhode Island.......................                   16                     1,979,094.49                  0.14
South Carolina.....................                  173                    13,671,879.35                  0.99
South Dakota.......................                   12                     1,052,726.70                  0.08
Tennessee..........................                  159                    11,817,404.63                  0.86
Texas..............................                1,231                   108,586,476.29                  7.88
Utah...............................                  259                    30,601,105.33                  2.22
Vermont............................                    5                       360,319.59                  0.03
Virginia...........................                   92                    10,874,820.25                  0.79
Washington.........................                  431                    57,932,154.79                  4.20
West Virginia......................                   13                     1,231,957.56                  0.09
Wisconsin..........................                   26                     2,626,917.37                  0.19
Wyoming............................                   30                     3,319,844.81                  0.24
                                                  ------               ------------------                ------
    Total..........................               11,923               $ 1,377,995,414.58                100.00%
                                                  ======               ==================                ======

----------
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.74% in the 94509 ZIP Code.

                Documentation Level of the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
         Documentation Level                 Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
         -------------------                 --------------         -----------------------      -----------------------
Full Documentation.................                9,699               $1,087,773,701.24                  78.94%
Limited Documentation..............                  312                   42,966,913.28                   3.12
Stated Income Documentation........                1,912                  247,254,800.07                  17.94
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======


                   Credit Grade for the Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
             Credit Grade                    Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
             ------------                    --------------         -----------------------      -----------------------
A1.................................                  855               $  108,639,373.99                   7.88%
A2.................................                3,462                  444,414,210.27                  32.25
A3.................................                  123                   15,018,876.48                   1.09
A4.................................                  506                   73,717,411.26                   5.35
A5.................................                  317                   43,504,091.52                   3.16
B1.................................                1,460                  152,085,006.72                  11.04
B2.................................                  294                   33,209,324.31                   2.41
B3.................................                  196                   23,356,928.94                   1.70
B4.................................                  705                   98,371,359.02                   7.14
B-1................................                1,666                  152,313,588.49                  11.05
B-2................................                  261                   27,884,139.67                   2.02
B-3................................                  194                   20,612,513.85                   1.50
B-4................................                   15                    1,268,423.76                   0.09
B-5................................                   16                    2,221,843.35                   0.16
C..................................                1,534                  148,736,420.68                  10.79
D..................................                  319                   32,641,902.25                   2.37
                                                  ------               -----------------                 ------
    Total..........................               11,923               $1,377,995,414.58                 100.00%
                                                  ======               =================                 ======

                 Credit Scores for the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
               Credit Score                  Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
               ------------                  --------------         -----------------------      -----------------------
        N/A........................                  330               $    29,388,617.28                  2.13%
  400.1 - 450.0....................                   85                     8,310,727.78                  0.60
  450.1 - 500.0....................                2,057                   223,376,283.35                 16.21
  500.1 - 550.0....................                4,397                   491,292,787.43                 35.65
  550.1 - 600.0....................                2,563                   300,747,003.45                 21.83
  600.1 - 650.0....................                1,610                   208,747,874.52                 15.15
  650.1 - 700.0....................                  642                    82,976,210.96                  6.02
  700.1 - 750.0....................                  178                    25,038,395.19                  1.82
  750.1 - 800.0....................                   56                     7,480,382.55                  0.54
  800.1 - 850.0....................                    2                       338,030.96                  0.03
  850.1 - 900.0....................                    3                       299,101.11                  0.02
                                                  ------               ------------------                ------
    Total..........................               11,923               $ 1,377,995,414.58                100.00%
                                                  ======               ==================                ======

----------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 558.


             Current Mortgage Rates of the Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
      Current Mortgage Rate (%)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
      -------------------------              --------------         -----------------------      -----------------------
   6.001 -  7.000...................                  18               $     3,056,259.31                  0.22%
   7.001 -  8.000...................                 409                    69,739,295.26                  5.06
   8.001 -  9.000...................               1,544                   236,854,943.61                 17.19
   9.001 - 10.000..................                2,964                   383,718,957.22                 27.85
  10.001 - 11.000..................                3,252                   360,088,220.86                 26.13
  11.001 - 12.000..................                2,545                   233,615,901.06                 16.95
  12.001 - 13.000..................                1,191                    90,921,837.27                  6.60
                                                  ------               ------------------                ------
    Total..........................               11,923               $ 1,377,995,414.58                100.00%
                                                  ======               ==================                ======

----------
(1) The weighted average Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 10.118% per annum.

     Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
      Maximum Mortgage Rate (%)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
      -------------------------              --------------         -----------------------      -----------------------
  12.001  -  13.000..................                 15               $     2,455,879.84                  0.19%
  13.001  -  14.000..................                371                    63,762,551.56                  4.96
  14.001  -  15.000..................              1,415                   220,614,111.16                 17.18
  15.001  -  16.000..................              2,754                   361,606,146.01                 28.15
  16.001  -  17.000..................              3,015                   339,233,501.11                 26.41
  17.001  -  18.000..................              2,301                   216,254,202.29                 16.84
  18.001  -  19.000..................              1,002                    78,908,025.29                  6.14
  19.001  -  20.000..................                 22                     1,582,523.96                  0.12
                                                  ------               ------------------                ------
    Total..........................               10,895               $ 1,284,416,941.21                100.00%
                                                  ======               ==================                ======

----------
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 16.113% per annum.


    Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans (1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
      Minimum Mortgage Rate (%)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
      -------------------------              --------------         -----------------------      -----------------------
   6.001  - 7.000..................                   15               $     2,455,879.84                  0.19%
   7.001  - 8.000..................                  371                    63,762,551.56                  4.96
   8.001  - 9.000..................                1,417                   220,895,302.16                 17.20
   9.001  -10.000..................                2,760                   362,371,671.83                 28.21
  10.001  -11.000..................                3,024                   340,229,578.83                 26.49
  11.001  -12.000..................                2,302                   215,806,375.51                 16.80
  12.001  -13.000..................                1,006                    78,895,581.50                  6.14
                                                  ------               ------------------                ------
    Total..........................               10,895               $ 1,284,416,941.21                100.00%
                                                  ======               ==================                ======

----------
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 10.109% per annum.

         Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
           Gross Margin (%)                  Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
           ----------------                  --------------         -----------------------      -----------------------
  4.501  -   5.000.................                  474               $    72,063,968.85                  5.61%
  5.001  -   5.500.................                   24                     3,039,977.27                  0.24
  5.501  -   6.000.................                6,394                   811,840,034.26                 63.21
  6.001  -   6.500.................                2,055                   197,323,580.42                 15.36
  6.501  -   7.000.................                1,948                   200,149,380.41                 15.58
                                                  ------               ------------------                ------
    Total..........................               10,895               $ 1,284,416,941.21                100.00%
                                                  ======               ==================                ======

----------
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 5.989% per annum.

      Next Adjustment Dates for the Adjustable-Rate Group I Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
         Next Adjustment Date                Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
         --------------------                --------------         -----------------------      -----------------------
October 1, 2001....................                    1               $        56,903.11                  0.00%
February 1, 2002...................                    4                       621,567.94                  0.05
March 1, 2002......................                    4                       436,870.12                  0.03
April 1, 2002......................                   11                     1,465,064.69                  0.11
May 1, 2002........................                    6                       660,882.89                  0.05
June 1, 2002.......................                    3                       350,000.00                  0.03
July 1, 2002.......................                   10                     1,745,032.46                  0.14
August 1, 2002.....................                    6                       734,425.00                  0.06
November 1, 2002...................                    1                        69,219.65                  0.01
February 1, 2003...................                    4                       367,437.50                  0.03
March 1, 2003......................                   16                     1,431,840.31                  0.11
April 1, 2003......................                   20                     2,793,812.45                  0.22
May 1, 2003........................                   28                     3,517,084.45                  0.27
June 1, 2003.......................                   47                     6,138,624.70                  0.48
July 1, 2003.......................                  105                    10,529,465.63                  0.82
August 1, 2003.....................                  245                    29,525,305.00                  2.30
September 1, 2003..................                2,236                   271,499,490.05                 21.14
October 1, 2003....................                2,011                   240,258,169.45                 18.71
November 1, 2003...................                2,139                   258,649,837.24                 20.14
December 1, 2003...................                  633                    72,821,231.78                  5.67
January 1, 2004....................                1,320                   162,185,388.40                 12.63
February 1, 2004...................                  507                    60,044,959.43                  4.68
March 1, 2004......................                    4                       541,609.57                  0.04
April 1, 2004......................                    8                       869,526.05                  0.07
May 1, 2004........................                    1                        99,574.22                  0.01
June 1, 2004.......................                    7                       784,548.25                  0.06
July 1, 2004.......................                   15                     1,967,998.84                  0.15
August 1, 2004.....................                   52                     5,494,071.25                  0.43
September 1, 2004..................                  401                    41,563,539.98                  3.24
October 1, 2004....................                  323                    32,987,543.77                  2.57
November 1, 2004...................                  326                    34,651,865.69                  2.70
December 1, 2004...................                  104                    10,099,570.83                  0.79
January 1, 2005....................                  195                    19,871,136.22                  1.55
February 1, 2005...................                   78                     7,736,886.00                  0.60
March 1, 2006......................                    1                        86,634.35                  0.01
September 1, 2006..................                    6                       396,016.75                  0.03
October 1, 2006....................                    4                       422,127.33                  0.03
November 1, 2006...................                    6                       433,939.87                  0.03
December 1, 2006...................                    4                       282,940.00                  0.02
January 1, 2007....................                    3                       224,800.00                  0.02
                                                  ------               ------------------                ------
    Total..........................               10,895               $ 1,284,416,941.21                100.00%
                                                  ======               ==================                ======

   Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)


                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
    Initial Periodic Rate Cap (%)            Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
    -----------------------------            --------------         -----------------------      -----------------------
1.000..............................                9,278               $ 1,117,528,731.71                 87.01%
2.000..............................                    7                       605,896.12                  0.05
3.000..............................                1,610                   166,282,313.39                 12.95
                                                  ------               ------------------                ------
    Total..........................               10,895               $ 1,284,416,941.21                100.00%
                                                  ======               ==================                ======

----------
(1)      Relates solely to initial rate adjustments.


 Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
        Periodic Rate Cap (%)                Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
        ---------------------                --------------         -----------------------      -----------------------
1.000..............................               10,895                $1,284,416,941.21                100.00%
                                                  ------                -----------------                ------
    Total..........................               10,895                $1,284,416,941.21                100.00%
                                                  ======                =================                ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.


The Group II Mortgage Loans

         The Group II Mortgage Loans consist of approximately 2,085 Mortgage Loans and have an aggregate principal balance as of the Subsequent Cut-off Date of approximately $621,999,726. Approximately 87.67% of the Group II Mortgage Loans are secured by first liens on the related Mortgaged Property and approximately 12.33% of the Group II Mortgage Loans are secured by second liens on the related Mortgaged Property.

         Approximately 8.56% of the Group II Mortgage Loans are fixed-rate Mortgage Loans, and approximately 91.44% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans. The first adjustment for the adjustable-rate Group II Mortgage Loans will occur within an initial period of six months, in the case of approximately 0.94% of the Group II Mortgage Loans, two years, in the case of approximately 89.96% of the Group II Mortgage Loans, three years, in the case of approximately 8.65% of the Group II Mortgage Loans and five years, in the case of approximately 0.45% of the Group II Mortgage Loans. The adjustable-rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.986% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum.

         Approximately 81.87% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

         Approximately 37.88% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%, and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 76.69%.

         The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 356 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 2001, or after February 2002 or will have a remaining term to maturity of less than 171 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2032.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $298,641. The average Principal Balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $298,460. No Group II Mortgage Loans had a Principal Balance as of the Subsequent Cut-off Date greater than $1,000,000 or less than $9,973.

         The Group II Mortgage Loans that had credit scores had a weighted average credit score of approximately 589. The credit scores for the Group II Mortgage Loans ranged from a minimum credit score of 431 to a maximum credit score of 798. 63 of the Group II Mortgage Loans did not have a credit score, which represent approximately 1.40% of the Group II Mortgage Loans.

         The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date of not less than 6.500% per annum and not more than 15.180% per annum as of the Subsequent Cut-off Date and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 9.249% per annum as of the Subsequent Cut-off Date.

         As of the Subsequent Cut-off Date, the adjustable-rate Group II Mortgage Loans had Gross Margins ranging from 4.750% to 6.990%, Minimum Mortgage Rates ranging from 6.500% per annum to 15.100% per annum and Maximum Mortgage Rates ranging from 12.500% per annum to 21.100% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.806%, a weighted average Minimum Mortgage Rate of approximately 9.167% per annum and a weighted average Maximum Mortgage Rate of approximately 15.168% per annum. The first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group II Mortgage Loan occurs in February 2002, and the weighted average time until the first Adjustment Date for the adjustable-rate Group II Mortgage Loans following the Subsequent Cut-off Date is 25 months.

         The Group II Mortgage Loans have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

              Principal Balances as of the Subsequent Cut-off Date
                       of the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
        Principal Balance ($)                Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
        ---------------------                --------------         -----------------------      -----------------------
        0.01 -     50,000.00                         389                $   13,541,513.24                  2.18%
   50,000.01 -    100,000.00                         216                    15,025,313.47                  2.42
  100,000.01 -    150,000.00                          33                     3,930,224.07                  0.63
  150,000.01 -    200,000.00                           8                     1,387,414.21                  0.22
  250,000.01 -    300,000.00                         269                    77,408,932.53                 12.45
  300,000.01 -    350,000.00                         336                   108,784,550.51                 17.49
  350,000.01 -    400,000.00                         280                   105,332,667.74                 16.94
  400,000.01 -    450,000.00                         146                    62,305,841.55                 10.02
  450,000.01 -    500,000.00                         152                    73,026,980.34                 11.74
  500,000.01 -    550,000.00                          55                    29,086,948.84                  4.68
  550,000.01 -    600,000.00                          74                    42,865,702.91                  6.89
  600,000.01 -    650,000.00                          40                    25,187,290.49                  4.05
  650,000.01 -    700,000.00                          34                    22,963,524.88                  3.69
  700,000.01 -    750,000.00                          29                    21,298,582.23                  3.42
  750,000.01 -    800,000.00                          11                     8,506,945.18                  1.37
  800,000.01 -    850,000.00                           6                     4,983,550.33                  0.80
  850,000.01 -    900,000.00                           5                     4,363,743.46                  0.70
  950,000.01 -  1,000,000.00                           2                     2,000,000.00                  0.32
                                                  ------                -----------------                ------
    Total..........................                2,085                $  621,999,725.98                100.00%
                                                  ======                =================                ======

----------
(1) The average principal balance as of the Subsequent Cut-off Date of the Group II Mortgage Loans was approximately $298,460.

          Original Terms to Maturity of the Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
        Original Term (months)               Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
        ----------------------               --------------         -----------------------      -----------------------
180................................                  112                 $   5,821,398.10                  0.94%
240................................                  167                     7,215,729.17                  1.16
360................................                1,806                   608,962,598.70                 97.90
                                                  ------                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                  ======                 ================                ======

----------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 357 months.

          Remaining Terms to Maturity of the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
       Remaining Term (months)               Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
       -----------------------               --------------         -----------------------      -----------------------
171 -  180.........................                  112                 $   5,821,398.10                  0.94%
221 -  230.........................                    1                        45,785.90                  0.01
231 -  240.........................                  166                     7,169,943.27                  1.15
351 -  360.........................                1,806                   608,962,598.70                 97.90
                                                   -----                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                   =====                 ================                ======

----------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 356 months.


                  Property Types of the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
            Property Type                    Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
            -------------                    --------------         -----------------------      -----------------------
Single Family......................                1,719                 $ 497,256,002.87                 79.95%
2-4 Units..........................                   39                    15,929,104.09                  2.56
Condominium........................                   59                    19,022,383.16                  3.06
Townhouse..........................                    4                       612,684.50                  0.10
PUD(1).............................                  233                    86,306,158.68                 13.88
Manufactured Housing...............                   31                     2,873,392.68                  0.46
                                                   -----                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                   =====                 ================                ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.

               Occupancy Status of the Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
           Occupancy Status                  Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
           ----------------                  --------------         -----------------------      -----------------------
Second Home........................                   26                 $  11,216,467.92                  1.80%
Non-Owner Occupied.................                   57                    14,124,017.38                  2.27
Owner Occupied.....................                2,002                   596,659,240.68                 95.93
                                                   -----                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                   =====                 ================                ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.

                     Purpose of the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
               Purpose                       Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
               -------                       --------------         -----------------------      -----------------------
Purchase...........................                  802                 $ 196,791,164.35                 31.64%
Cash Out Refinance.................                1,017                   345,608,907.87                 55.56
Refinance..........................                  266                    79,599,653.76                 12.80
                                                  ------                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                  ======                 ================                ======


         Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                        Principal Balance            Principal Balance
                                                 Number of             Outstanding as of the        Outstanding as of the
     Original Loan-to-Value Ratio (%)          Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
     --------------------------------          --------------         -----------------------      -----------------------
  15.01  - 20.00...................                    1                 $      39,991.15                  0.01%
  20.01  - 25.00...................                    2                     1,365,000.00                  0.22
  25.01  - 30.00...................                    2                       564,571.87                  0.09
  30.01  - 35.00...................                    6                       917,011.09                  0.15
  35.01  - 40.00...................                    7                       916,139.42                  0.15
  40.01  - 45.00...................                   14                     4,494,344.52                  0.72
  45.01  - 50.00...................                   20                     5,665,349.26                  0.91
  50.01  - 55.00...................                   28                    10,153,659.83                  1.63
  55.01  - 60.00...................                   57                    15,337,816.14                  2.47
  60.01  - 65.00...................                  157                    33,779,646.72                  5.43
  65.01  - 70.00...................                  152                    53,624,414.77                  8.62
  70.01  - 75.00...................                  243                    80,493,909.22                 12.94
  75.01  - 80.00...................                  518                   179,049,501.47                 28.79
  80.01  - 85.00...................                  404                   140,136,766.08                 22.53
  85.01  - 90.00...................                  219                    84,695,355.21                 13.62
  90.01  - 95.00...................                   17                       800,726.46                  0.13
  95.01  -100.00...................                  238                     9,965,522.77                  1.60
                                                   -----                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                   =====                 ================                ======

----------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 76.69%. References herein to the loan-to-value ratios of the Mortgage Loans, in the case of junior lien Mortgage Loans, unless indicated otherwise, refer to the quotient of (x) the sum of the principal balance of the applicable junior lien Mortgage Loan and the principal balance of any mortgage indebtedness secured by any senior lien on the related mortgaged property divided by (y) the value (as determined as described herein, and which may not be the actual value) of such related mortgaged property.

               Geographic Distribution of the Mortgaged Properties
                   relating to the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
               Location                      Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
               --------                      --------------         -----------------------      -----------------------
Alabama............................                   13                 $   5,242,671.35                  0.84%
Arizona............................                   40                    13,538,557.54                  2.18
Arkansas...........................                    6                       997,779.82                  0.16
California.........................                  900                   309,649,287.87                 49.78
Colorado...........................                  157                    57,412,572.03                  9.23
Connecticut........................                    8                     2,824,759.56                  0.45
District of Columbia...............                    1                       490,101.31                  0.08
Florida............................                   51                    13,763,355.67                  2.21
Georgia............................                   15                     5,624,818.75                  0.90
Hawaii.............................                    2                     1,247,588.69                  0.20
Idaho..............................                    9                     3,130,733.26                  0.50
Illinois...........................                   50                    18,033,279.63                  2.90
Indiana............................                    4                       154,342.51                  0.03
Iowa...............................                    8                       614,146.52                  0.10
Kansas.............................                    6                     1,371,345.39                  0.22
Louisiana..........................                   18                     3,539,473.44                  0.57
Maine..............................                    1                       319,570.84                  0.05
Maryland...........................                   13                     4,992,209.65                  0.80
Massachusetts......................                   40                    14,730,927.48                  2.37
Michigan...........................                   30                     8,432,301.17                  1.36
Minnesota..........................                   14                     3,556,188.85                  0.57
Mississippi........................                   10                       518,664.69                  0.08
Missouri...........................                   28                     1,522,672.67                  0.25
Montana............................                    6                     2,199,750.14                  0.35
Nebraska...........................                    6                       887,832.72                  0.14
Nevada.............................                   17                     6,151,977.08                  0.99
New Hampshire......................                    1                       367,500.00                  0.06
New Jersey.........................                   19                     7,067,807.34                  1.14
New Mexico.........................                    8                     1,512,517.60                  0.24
New York...........................                   65                    25,597,397.34                  4.12
North Carolina.....................                   55                     8,732,432.91                  1.40
Ohio...............................                   10                     2,431,891.14                  0.39
Oklahoma...........................                   16                     1,022,729.59                  0.16
Oregon.............................                   27                     9,793,060.07                  1.57
Pennsylvania.......................                    7                     1,123,034.95                  0.18
Rhode Island.......................                    1                       700,000.00                  0.11
South Carolina.....................                   12                     1,101,709.36                  0.18
Tennessee..........................                   20                     4,824,249.41                  0.78
Texas..............................                  278                    41,942,730.82                  6.74
Utah...............................                   40                    11,415,165.58                  1.84
Virginia...........................                   10                     3,182,834.01                  0.51
Washington.........................                   58                    18,791,413.97                  3.02
West Virginia......................                    1                        35,992.04                  0.01
Wisconsin..........................                    4                     1,410,351.23                  0.23
                                                   -----                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                   =====                 ================                ======

----------
(1) The greatest ZIP code geographic concentration of the Group II Mortgage Loans was approximately 0.480% in the 94509 ZIP Code.

               Documentation Level of the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
         Documentation Level                 Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
         -------------------                 --------------         -----------------------      -----------------------
Full Documentation.................                1,610               $   465,694,664.50                 74.87%
Limited Documentation..............                   74                    29,131,280.76                  4.68
Stated Income Documentation........                  401                   127,173,780.72                 20.45
                                                   -----               ------------------                ------
    Total..........................                2,085               $   621,999,725.98                100.00%
                                                   =====               ==================                ======


                  Credit Grade for the Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
             Credit Grade                    Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
             ------------                    --------------         -----------------------      -----------------------
A-1................................                  346                 $  97,572,187.57                 15.69%
A-2................................                  768                   270,395,792.49                 43.47
A-3................................                   17                     6,810,010.76                  1.10
A-4................................                  130                    55,062,354.45                  8.85
A-5................................                   85                    37,390,533.16                  6.01
B1.................................                   92                    28,281,247.55                  4.55
B2.................................                   22                     8,941,225.72                  1.44
B3.................................                   26                     9,362,728.13                  1.51
B4.................................                  103                    38,786,502.90                  6.24
B-1................................                  140                    22,392,942.10                  3.60
B-2................................                   19                     4,982,165.50                  0.80
B-3................................                   11                     2,498,324.05                  0.40
B-4................................                    2                       361,662.62                  0.06
B-5................................                    2                       679,562.06                  0.11
C..................................                  228                    29,370,832.46                  4.72
D..................................                   94                     9,111,654.47                  1.47
                                                   -----                 ----------------                ------
    Total..........................                2,085                 $ 621,999,725.98                100.00%
                                                   =====                 ================                ======

                Credit Scores for the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
          Credit Score                       Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
          ------------                       --------------         -----------------------      -----------------------
        N/A........................                   63               $     8,707,242.46                  1.40%
  400.1 - 450.0....................                    8                     1,396,404.07                  0.23
  450.1 - 500.0....................                  272                    53,201,949.33                  8.55
  500.1 - 550.0....................                  463                   140,100,006.83                 22.52
  550.1 - 600.0....................                  407                   155,588,774.92                 25.01
  600.1 - 650.0....................                  454                   147,257,866.22                 23.68
  650.1 - 700.0....................                  295                    80,854,195.66                 13.00
  700.1 - 750.0....................                   99                    27,964,205.44                  4.50
  750.1 - 800.0....................                   24                     6,929,081.03                  1.11
                                                   -----               ------------------                ------
    Total..........................                2,085               $   621,999,725.98                100.00%
                                                   =====               ==================                ======

----------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 589.


            Current Mortgage Rates of the Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
      Current Mortgage Rate (%)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
      -------------------------              --------------         -----------------------      -----------------------
   6.001  -  7.000...................                 16               $     7,327,264.71                  1.18%
   7.001  -  8.000...................                258                   112,031,575.86                 18.01
   8.001  -  9.000...................                531                   222,067,295.64                 35.70
   9.001  - 10.000..................                 387                   156,459,175.04                 25.15
  10.001  - 11.000..................                 177                    64,720,440.69                 10.41
  11.001  - 12.000..................                  57                    20,972,682.51                  3.37
  12.001  - 13.000..................                 186                    11,432,293.95                  1.84
  13.001  - 14.000..................                 387                    22,782,205.50                  3.66
  14.001  - 15.000..................                  84                     4,077,084.06                  0.66
  15.001  - 16.000..................                   2                       129,708.01                  0.02
                                                   -----               ------------------                ------
    Total..........................                2,085               $   621,999,725.98                100.00%
                                                   =====               ==================                ======

----------
(1) The weighted average Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.249% per annum.

    Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
      Maximum Mortgage Rate (%)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
      -------------------------              --------------         -----------------------      -----------------------
  12.001  -13.000..................                   14                 $   6,270,813.11                  1.10%
  13.001  -14.000..................                  233                   100,789,599.59                 17.72
  14.001  -15.000..................                  500                   209,259,294.96                 36.79
  15.001  -16.000..................                  366                   147,355,186.64                 25.91
  16.001  -17.000..................                  173                    63,560,712.86                 11.18
  17.001  -18.000..................                   57                    20,669,439.40                  3.63
  18.001  -19.000..................                    9                     2,957,593.47                  0.52
  19.001  -20.000..................                  228                    15,178,512.52                  2.67
  21.001  -22.000..................                   54                     2,698,778.08                  0.48
                                                   -----                 ----------------                ------
    Total..........................                1,634                 $ 568,739,930.63                100.00%
                                                   =====                 ================                ======

----------
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 15.168% per annum.


    Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
      Minimum Mortgage Rate (%)              Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
      -------------------------              --------------         -----------------------      -----------------------
   6.001  -  7.000...................                 14               $     6,270,813.11                  1.10%
   7.001  -  8.000...................                233                   100,789,599.59                 17.72
   8.001  -  9.000...................                501                   209,556,115.04                 36.85
   9.001  - 10.000..................                 367                   147,897,140.52                 26.00
  10.001  - 11.000..................                 172                    63,003,097.70                 11.08
  11.001  - 12.000..................                  56                    20,388,280.60                  3.59
  12.001  - 13.000..................                   9                     2,957,593.47                  0.52
  13.001  - 14.000..................                 229                    15,257,728.07                  2.68
  14.001  - 15.000..................                  52                     2,589,562.53                  0.46
  15.001  - 16.000..................                   1                        30,000.00                  0.01
                                                   -----               ------------------                ------
    Total..........................                1,634               $   568,739,930.63                100.00%
                                                   =====               ==================                ======

----------
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.167% per annum.

         Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                     % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
           Gross Margin (%)                  Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
           ----------------                  --------------         -----------------------      -----------------------
   4.501  -  5.000.................                  155               $   64,372,987.38                  11.32%
   5.001  -  5.500.................                    2                      790,174.22                   0.14
   5.501  -  6.000.................                1,038                  422,998,193.10                  74.38
   6.001  -  6.500.................                  162                   33,255,198.36                   5.85
   6.501  -  7.000.................                  277                   47,323,377.57                   8.32
                                                   -----               -----------------                 ------
    Total..........................                1,634               $  568,739,930.63                 100.00%
                                                   =====               =================                 ======

----------
(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 5.806% per annum.

         Next Adjustment for the Adjustable-Rate Group II Mortgage Loans

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
         Next Adjustment Date                Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
         --------------------                --------------         -----------------------      -----------------------
February 1, 2002                                       2                 $     761,305.60                  0.13%
March 1, 2002                                          3                     1,145,864.07                  0.20
April 1, 2002                                          3                     1,395,586.35                  0.25
May 1, 2002                                            6                     2,031,391.97                  0.36
February 1, 2003                                       2                       673,502.06                  0.12
April 1, 2003                                          4                     1,436,935.43                  0.25
May 1, 2003                                            5                     2,444,377.45                  0.43
June 1, 2003                                           7                     1,967,833.50                  0.35
July 1, 2003                                          18                     5,307,040.45                  0.93
August 1, 2003                                        49                    15,195,388.18                  2.67
September 1, 2003                                    387                   132,466,737.59                 23.29
October 1, 2003                                      312                   107,304,571.52                 18.87
November 1, 2003                                     381                   139,084,018.70                 24.46
December 1, 2003                                     271                   102,784,513.79                 18.07
January 1, 2004                                        5                     2,984,000.00                  0.53
March 1, 2004                                          1                       591,004.57                  0.10
April 1, 2004                                          3                       812,012.94                  0.14
May 1, 2004                                            1                       448,147.57                  0.08
July 1, 2004                                           3                       871,192.56                  0.15
August 1, 2004                                         3                       716,488.16                  0.13
September 1, 2004                                     53                    16,029,792.77                  2.82
October 1, 2004                                       46                    10,364,162.90                  1.82
November 1, 2004                                      33                     9,486,244.04                  1.67
December 1, 2004                                      28                     9,876,415.00                  1.74
June 1, 2006                                           1                        19,949.00                  0.00
July 1, 2006                                           1                       624,326.94                  0.11
September 1, 2006                                      2                       648,584.32                  0.11
October 1, 2006                                        2                       368,907.64                  0.07
November 1, 2006                                       1                       559,635.54                  0.10
December 1, 2006                                       1                       340,000.00                  0.06
                                                   -----                 ----------------                ------
    Total..........................                1,634                 $ 568,739,930.63                100.00%
                                                   =====                 ================                ======

  Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
    Initial Periodic Rate Cap (%)            Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
    -----------------------------            --------------         -----------------------      -----------------------
1.000..............................                1,450                 $ 515,709,922.04                 90.68%
3.000..............................                  184                    53,030,008.59                  9.32
                                                   -----                 ----------------                ------
   Total...........................                1,634                 $ 568,739,930.63                100.00%
                                                   =====                 ================                ======

----------
(1)      Relates solely to initial rate adjustments.


 Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                                                      % of Aggregate
                                                                       Principal Balance            Principal Balance
                                               Number of             Outstanding as of the        Outstanding as of the
        Periodic Rate Cap (%)                Mortgage Loans         Subsequent Cut-off Date      Subsequent Cut-off Date
        ---------------------                --------------         -----------------------      -----------------------
1.000..............................                 1,634                $ 568,739,930.63                  100.00%
                                                    -----                ----------------                  ------
    Total..........................                 1,634                $ 568,739,930.63                  100.00%
                                                    =====                ================                  ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.